Exhibit 99.2

Porter Bancorp, Inc. NASDAQ: PBIB May 2007

Disclaimer Disclaimer This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management's current expectations. Porter Bancorp's actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements.

IPO Date: NASDAQ Symbol: Shares Outstanding: Market Capitalization:(1) Average Daily Volume:(2) Insider Ownership: September 22, 2006 PBIB 7.62 Million $181 Million 2,282 Shares 69% Notes: (1) Based on May 8, 2007 closing price of $23.73 (2) For the last 30 calendar days Stock Overview

Company Overview Louisville, Kentucky headquarters 7th largest bank domiciled in Kentucky $1.1 billion in assets $927 million in loans $897 million in deposits Focused on developing the I-65 corridor Efficient operating model Note: Financial data as of March 31, 2007

Market Overview Diversified Growth Markets Louisville South Central Kentucky Bowling Green/Glasgow

16th largest city in the U.S. 12 counties with over 1.2 million residents Economic growth is greater than the national average 22% growth rate in jobs from 1990 to 2000 Median household income of $50,000 - 81st percentile Nationally Population growth at the national rate Strong commercial loan demand Diversified economy Large employers include UPS, GE, Humana, YUM! Brands, Ford New distribution businesses attributed to UPS hub - Best Buy, Gordon Foods, Johnson & Johnson, Zappos, Geek Squad Home of University of Louisville J. Chester Porter serves as Chairman of Trustees Louisville Market Characteristics

Community markets Stable source of deposits and loans Lower cost of funds PBIB’s main back-office location Fort Knox consolidation relocation (BRAC) Agricultural and service-based economy South Central Kentucky Market

4th largest city in Kentucky 425,000 population Attractive growth market Major employers include GM (Corvette) and RR Donnelley New branch expansion Home of Western Kentucky University Bowling Green / Glasgow Market

Note: (1) J. Chester Porter and Maria L. Bouvette acquired 3 banks in 1985 - 1986; Bill Porter participated in 2 of the 3 bank acquisitions1988 Porter Bancorp organized with 3 banks(1) 1988 1999 Acquired 3 banks1999 Established Ascencia Bank 1999 2005 Acquired 2 banks Dec. 31,2005 Consolidated banks into PBI Bank $122 $230 $281 $319 $368 $454 $553 $623 $653 $715 $767 $887 $991 $1,051 $85 $88 $94 $101 $111 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 1st Qtr 2007 Total Assets ($M) Sept. 22, 2006 Completed IPO Successful Track Record $1,120

Experienced Management Team Experienced Management Team Industry Porter Name Age Position Experience Experience J. Chester Porter 66 Chairman of the Board, General Counsel and Director 25 21 of Porter Bancorp and PBI Bank Maria L. Bouvette 50 President, CEO and Director of Porter Bancorp and PBI Bank 25 21 David B. Pierce 47 CFO of Porter Bancorp, Chief Strategic Officer and Director 21 18of PBI Bank Phil Barnhouse 36 CFO of PBI Bank 9 9 Jim Grubbs 52 Sr. VP Commercial Lending 27 3 Fred Catlett 49 Executive Vice President 30 11 Avery Matney 48 Regional President 26 11 Todd Young 40 Chief Operations Officer 23 13 Charles Darst 44 Chief Development Officer 21 11 Eric Satterly 37 Chief Technology Officer 9 8 Bradford Harris 36 Corporate General Counsel 10 1 Average Years of Experience 21 12

Experienced management team Extensive market knowledge and community Relationships Acquisition and integration capabilities Scalable operating platform Highly efficient organizational structure Diversified funding sources Highly focused on profits Operating Strengths

Existing and contiguous markets provide attractive opportunities Ky economy is steady and stable Ky labor market grew 1.6% over last year (9 consecutive quarters of positive growth) Consistent year-over-year job growth Market expansion Selective de novo branching where we have existing lending presence Louisville, Bullitt County, Bowling Green Add offices in growing communities in our footprint Hardin County (Fort Knox Relocation) Selective acquisition opportunities On-line capabilities - nationwide deposit opportunities without cost of new branches Low cost vehicle for current customers Growth Opportunities Growth

We will expand our presence in fast growing markets by adding strategically located new offices and making selective acquisitions Focus on markets with attractive growth prospects Strategic de novo branching Selective acquisitions Experienced integrators Extensive market knowledge and contacts Accretive to earnings in first year Continue marketing our new brand - top of mind awareness Increasing core deposits Open new retail offices (3 over next twelve months)Growth Strategies Growth

Financial Highlights

2006 Key Accomplishments 2006 Key Accomplishments Record Net Income of $14.3 million Above peer financial performance Passed the $1 billion asset threshold Record loans of $854 million and deposits of $862 million Successful PBI Bank branding campaign Completed IPONote: (1) Peer Median Financial Performance per SNL61.26% 46.68% Efficiency3.82% 3.97% NIM12.76% 17.19% ROAE1.09% 1.44% ROAAPeer (1) PBIB

Peer Metrics Peer Metrics Porter Bancorp, Inc. Comparable Group Financial Information as of the Year ended 12/31/06 Dollar Values in (000's) Total Core Core Net Interest Efficiency Company Name Ticker City State Assets ROAA ROAE Margin Ratio Community Trust Bancorp, Inc. CTBI Pikeville KY $3,046,787 1.00% 12.63% 3.22% 61.76% Republic Bancorp, Inc. RBCAA Louisville KY 2,969,761 1.33% 14.51% 4.02% 55.86% Integra Bank Corporation IBNK Evansville IN 2,684,479 0.69% 8.21% 3.43% 62.57% Farmers Capital Bank Corp. FFKT Frankfort KY 1,824,366 0.79% 8.52% 3.74% 69.80% S.Y. Bancorp, Inc. SYBT Louisville KY 1,426,321 1.69% 17.35% 4.36% 55.76% Bank of Kentucky Financial Corp. BKYF Crestview Hills KY 1,051,006 1.44% 17.15% 3.97% 45.50% First Financial Service Corp. FFKY Elizabethtown KY 822,826 1.30% 14.97% 4.04% 58.47% Community Bank Shares of IN, Inc. CBIN New Albany IN 816,633 0.55% 7.70% 2.85% 76.39% Kentucky Bancshares, Inc. KTYB Paris KY 629,542 1.09% 12.89% 3.48% 61.45% High $3,046,787 1.69% 17.35% 4.36% 76.39% Low 629,542 0.55% 7.70% 2.85% 45.50% Average 1,632,328 1.10% 12.65% 3.70% 60.86% Median 1,238,942 1.09% 12.76% 3.82% 61.26% Note: Data per SNL

Growing Net Income Growing Net Income ($ in millions) Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax) $6,750 $9,012 $11,379 $14,339 2003 2004 2005 2006

Solid Net Interest Margin Solid Net Interest Margin 3.71% 3.84% 4.06% 3.97% 2003 2004 2005 2006

Consistent Quarterly NIM Consistent Quarterly NIM 3.95% 4.10% 3.95% 3.90% 3.92% Q1 06 Q2 06 Q3 06 Q4 06 Q1 07

Net Interest Margin vs. Prime Rate 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 1999 2000 2001 2002 2003 2004 2005 2006 Prime Rate - EOY NIM - Annualized

Improving Operational Efficiency 55.0% 51.0% 48.0% 46.7% 45.4% 2003 2004 2005 2006 Q1 07

Strong Return on Assets Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax) 0.91% 1.09% 1.21% 1.44% 2003 2004 2005 2006

Solid Return on Equity Solid Return on Equity 13.45% 16.57% 17.19% 13.25% 2004 2005 2006 Q1 07 Note: (1) Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax). (2) The reduction in ROE in Q1 2007 is primarily attributable to the addition of approximately $26.6 million to capital from the issuance of 1,250,000 shares of Common Stock in our IPO in September 2006. (1) (1) (2)

Q1 07 Operating Performance Q1 07 Operating Performance Growth exceeded expectations Loans - 8.5% (annualized 34%) Deposits - 4.1% (annualized 16%) Assets - 6.5% (annualized 26%) Efficient operations - 45.4% efficiency ratio Sound credit quality 1.18% NPA to loans .89% NPL to loans ROAA - 1.37% ROAE - 13.25% Note: Financial data as of March 31, 2007

Primary focus on residential and commercial real estate and construction - real estate lending 86% of total loans at March 31, 2007 Granular portfolio Loyal and experienced producers Team approach to customers Locally empowered lenders with timely decision making Loan Portfolio (1) Total Loans: $927M Loan Stratification Highlights Commercial Real Estate 37.7% Construction - Real Estate 25.9% Residential Real Estate 22.5% Home Equity 2.0% C & I 7.2% Consumer 3.1% Agriculture 1.5% Highlights Note: (1) As of March 31, 2007

Portfolio Composition Portfolio Composition Note: As of March 31, 2007 Commercial Real Estate Portfolio Details $349 million Commercial - Owner Occupied 26% Farmland 14% Commercial - Investor Owned 60% Construction - Real Estate Portfolio Details $240 million Office Building/Condo 5.1% Retail Facility 10.1% Other 16.2% Residential Condo Development 28.6% Residential Home Construction - Owner Occupied 2.3% Residential Lot - Developed 3.5% Commercial Lot - Developed 1.1% Commercial Land Development 11.8% Medical/Assisted Living 2.1% Multifamily 1.3% Storage/Warehouse 0.9% Industrial Building 0.4% Residential Land Development 16.5%

New Loan Growth Q1 2007 Note: Loans > $500,000 $72 million or 8.5% (34% annualized) Res Land Dev 4.9% Office 5.1% C&I 8.0% Res Condo Dev 32.2% Retail Ctr 18.2% Comm Land Dev 12.5% Multifamily 1.5% Warehouse 4.6% 1-4 Fam Const 0.7% C-Store 1.5% Other 10.8%

Reserves / Total Loans 1.28% 1.40% 1.54% 1.50% 1.43% 2003 2004 2005 2006 Q1 07 Reserves NPA's/Loans

NCOs / Average Loans NCOs / Average Loans 0.23% 0.18% 0.32% 0.09% 0.03% 0.0% 1.0% 2.0% 3.0% 4.0% 2003 2004 2005 2006 Q1 07

Effective core deposit growth initiatives Core non-interest bearing deposits up 9.5% (Q1 07) High CD retention rates Focus on core deposit development Online banking division a ready source of alternative funding (used to pre-fund loan growth in new and current markets) Deposit Stratification Deposit Highlighs Note: (1) For the quarter ended March 31, 2007; rate based on average daily deposit balances Deposit Mix (1) Total Deposits: $897M CD's less than $100k 54% CD's $100k or greater 21% Now and MMDA 14% Savings 3% Non-Interest Bearing DDA 8%

Transactional Account Growth $136 $151 $165 $173 $195 $- $50 $100 $150 $200 $250 2003 2004 2005 2006 Q1 2007 (in millions)

Deposit Metrics Deposit Metrics Money Market Accounts - Age of Customer Relationship < 1 Yr 32% 1 to 3 Yrs 23% > 3 Yrs 45% CD's - Age of Customer Relationship < 1 Yr 45% 1 to 3 Yrs 36% > 3 Yrs 19% CD Retention New CD Growth - - Last 12 Months 5% 1-3 Renewals 32% More than 3 Renewals 13% Original Term 50%

Investment Highlights

Attractive, diversified growth markets History of executing growth strategy Scalable platform for expansion Efficient operating model Solid operating performance Undervalued investment opportunity Investment Highlights

2007 Key Strategic Initiatives 2007 Key Strategic Initiatives Outperform peer median financial performance - i.e. ROAA, ROAE, efficiency and growth metrics Above peer EPS growth Execution of growth strategies Pursue strategic acquisitions Focus on core deposit growth initiatives Improve loan quality metrics Continuance of quarterly dividend

Trading Multiples Trading Multiples Current Market Price (5/8/07) $23.73 Trading Multiples: Value Multiple EPS (1) $2.05 11.6x Tangible BV Per Share (2) $12.73 186.41% Quarterly Dividend (2) $0.20 Annualized Dividend $0.80 Notes: (1) Based on 2007 peer median EPS estimates per SNL (2) Based on 3/31/07 financial data

Undervalued Market Opportunity Undervalued Market Opportunity PBIB P/E 11.6x Dividend yield 3.4% Price / book 1.64x ROA - 1st Qtr 2007 1.37% ROE - 1st Qtr 2007 13.25% Note: Pricing as of May 8, 2007, except for P/E which is based on median 2007 EPS estimate per SNL

Contact Information Contact Information Maria L. Bouvette David B. Pierce President and CEO Chief Financial Officer Porter Bancorp, Inc. 2500 Eastpoint Parkway Louisville, KY 40223 502-499-4800 www.pbibank.com